June 26, 2016

Peter McAree
10 South Barn Road
Hopkinton, MA 01748

Dear Peter,

Reference is made to the employment letter (the “Agreement”) between you, HeartWare, Inc. and HeartWare International (the “Company”), dated June 18, 2012, as amended from time to time.  You and the Company desire to amend the Agreement in the manner described below.

1.	Total Salary. The definition of “Total Salary” in your Agreement shall be replaced by the following:

“Total Salary” means your current Base Salary plus your current target annual cash bonus assuming 100% corporate and individual achievement.

2.	No Other Changes. The terms and conditions of the Agreement, to the extent not modified hereby, will continue to apply as specified in the Agreement.

To indicate your acceptance of these updated terms and conditions of your employment, please sign below.

Sincerely,
HEARTWARE INTERNATIONAL, INC.

BY:	/s/ Douglas Godshall
Title:	Title: President & CEO

HEARTWARE, INC.

BY:	/s/ Douglas Godshall
Title:	President & CEO

Accepted and agreed:

/s/ Peter McAree
Peter McAree